UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004 (June 24, 2004)


                            Anthracite Capital, Inc.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Maryland                   333-69848                      13-397-8906
---------------         -----------------------           ------------------
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


      40 East 52nd Street New York, New York                          10022
     ----------------------------------------                      ----------
     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (212) 409-3333


                                 Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 24, 2004, Anthracite Capital, Inc. (the "Company") entered into an Underwriting Agreement among the Company and JMP Securities LLC, as Representative of the several Underwriters named therein, for the issuance and sale by the Company of 2,100,000 shares of its common stock and an option to purchase up to 315,000 additional shares of common stock on the same terms and conditions, solely to cover over-allotments, if any. The common stock is being sold pursuant to an effective shelf registration statement. A copy of the underwriting agreement is filed as Exhibit 1.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit Reference Number    Exhibit Description
         ------------------------    -------------------

                  1.1 Underwriting Agreement, dated June 24, 2004 between Anthracite Capital, Inc. and JMP Securities LLC, as Representative of the several Underwriters named therein.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANTHRACITE CAPITAL, INC.
                                               -----------------------------
                                               (Registrant)


Date:  June 30, 2004                      By:  /s/ Robert L. Friedberg
                                               -----------------------------
                                               Name:  Robert L. Friedberg
                                               Title: Secretary

                                 EXHIBIT INDEX


Exhibit No.              Description

1.1 Underwriting Agreement, dated June 24, 2004 between Anthracite Capital, Inc. and JMP Securities LLC, as Representative of the several Underwriters named therein.